Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  |    |

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(as permitted by Rule 14a-6(e)(2))

Scrap China Corporation
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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SCRAP CHINA CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel: (801) 531-0404
Fax: (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
January 12, 2006

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of SCRAP CHINA CORPORATION (“Company”) will be held at the office of RecycleNet Corporation located at 7 Darren Place, Guelph, Ontario, Canada on Thursday January 12, 2006, commencing at 2:00 o’clock p.m., EST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on December 19, 2005, as the record date for the determination of shareholders entitled to notice of the Meeting. All shareholders of record at close of business on that date will be entitled to vote at the Meeting. The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy card and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

Paul Roszel, Chairman

Guelph, Ontario, Canada
December 27, 2005

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

SCRAP CHINA CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel: (801) 531-0404
Fax: (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Scrap China Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on January 12, 2006. This proxy statement and form of proxy are being sent to shareholders on approximately December 27, 2005.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company. The named proxies may vote in their discretion upon such other matters as may properly come before the Meeting. A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions. If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”. The election of directors is a “discretionary” item.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. The Company estimates that the total cost of this solicitation will aggregate $50. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies. The Company will reimburse for reasonable costs incurred by them in so doing. Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held. As of the record date, there were 10,000,000 common shares outstanding. There are no other voting securities outstanding. A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of December 19, 2005, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares, each officer and director individually and all directors and officers of the Company as a group.

Title of Class	Name & Address of Beneficial Owner	Amount& Nature of Beneficial Ownership	Percent of Class

Common Shares	RecycleNet Corporation 175 East 400 South Salt Lake City, Utah, 84111	10,000,000 shares	100%

Scrap China Corporation is wholly owned by RecycleNet Corporation. RecycleNet Corporation trades publicly as OTC: GARM and is a "reporting company" under the Securities Exchange Act of 1934 and files annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-KSB, 10-QSB, and 8-K. The reports are available at the Commission's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov

Officer’s and director’s individually and all directors and officers of the Company do not hold any shares directly in Scrap China Corporation but do hold shares in the parent company, RecycleNet Corporation. The officers and directors as a group beneficially own or control 76.19% of RecycleNet Corporation. Paul Roszel, 7 Darren Place, Guelph, Ontario, Canada beneficially owns 72.6%, Richard Ivanovick 150 Wellington St. E., Guelph, Ontario, Canada beneficially owns 2.98% and Keith Deck, 46 Sherwood Drive, Guelph, Ontario, Canada beneficially owns 0.59% of RecycleNet Corporation.

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office

Paul Roszel	48	Chairman of the Board, President, Director	Inception to Present

Richard R. Ivanovick C.A.	63	Chief Financial Officer, Director	Inception to Present

Keith A. Deck	67	Director	Inception to Present

For the past five years Mr. Roszel has been responsible for the ongoing development and promotion of the parent company, RecycleNet Corporation. Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation. Mr. Roszel has over 25 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

Over the past five years Mr. Ivanovick, as Chief Financial Officer and a Director of RecycleNet Corporation, a position he has held since 1999, has been directly responsible for the preparation of financial reporting, documents and compliance under the Sarbanes Oxley Act of 2002 and the Securities Exchange Act of 1934. Mr. Ivanovick, is a registered chartered accountant. He has also been President of Marsh Tire Service Ltd. since 1977, a company involved in automobile service, sales and leasing in the Guelph, Ontario Canada area.

For the past five years Keith A. Deck, has been a Director of RecycleNet Corporation. Mr. Deck is a retired executive with experience in the Automotive and Electrical Manufacturing areas of business. From 1989 to 1999 Mr. Deck was the General Manager of the Rocktell and Autocom plant operations of Linamar Corporation in Guelph, Ontario Canada. Limamar Corporation is a publicly traded company on the Toronto Stock Exchange in Canada.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company. There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

During the last fiscal year the Company’s Board of Directors held two meetings and took unanimous action through two sets of minutes. All directors attended all meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company. The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

There were no transactions or series of similar transactions during the Company’s last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of it’s officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect. None of the Company’s directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company’s or other entity’s consolidated gross revenues for its last full fiscal year. None of the Company’s directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company’s or other entities consolidated gross revenues for its last full fiscal year. The directors of Scrap China Corporation are also the directors of RecycleNet Corporation which owns 100% of the common shares of Scrap China Corporation and to which Scrap China Corporation is indebted in the sum of $10,000. None of the Company’s directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment banking firm that has performed services for the Company. Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company’s last fiscal year in excess of $60,000.

RecycleNet Corporation holds 100% of the common shares of Scrap China Corporation. All Directors of Scrap China Corporation are Directors in the parent company, RecycleNet Corporation. RecycleNet Corporation trades publicly as OTC: GARM and is a "reporting company" under the Securities Exchange Act of 1934 and files annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-KSB, 10-QSB, and 8-K. The reports are available at the Commission's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the period from June 15, 2005 (date of inception) through June 30, 2005 by the Officers and Directors of the Company. No other miscellaneous compensation was paid or stock options granted during this period.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary

Paul Roszel, President & Chairman	2005	$0

Richard R. Ivanovick, CFO	2005	$0

Keith A. Deck, Director	2005	$0

Audit Fees

Fees for the fiscal year 2005 audit and the review of Forms 10-SB for 2005 are $2326; of which $2326 has been billed as of December 19, 2005.

Financial Information Systems Design and Implementation Fees

There were no fees billed for Financial Information Systems Design and Implementation Fees.

All Other Fees

There were no other fees.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The three persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, Paul Roszel, Richard R. Ivanovick and Keith A. Deck, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected. The Company expects all of the nominees will be able to serve as directors. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management. The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company. Hansen, Barnett & Maxwell has served as the Company’s public accountants since inception and the Board is requesting that the shareholders ratify that appointment. The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders. Proposals to be included in the materials for the 2006 annual meeting must be received by the Company no later than August 31, 2006, in order to be considered for inclusion. The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2006 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein. If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report on Form 10-SB as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder. The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-SB to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@scrapchina.com.

By Order of the Board of Directors

December 27, 2005
Paul Roszel, Chairman

PROXY
SCRAP CHINA CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON January 12, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of SCRAP CHINA CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of RecycleNet Corporation located at 7 Darren Place, Guelph, Ontario, Canada on Thursday January 12, 2006, commencing at 2:00 o’clock p.m, EST and at any adjournment thereof.

ELECTION OF DIRECTORS:

Three persons are nominated - Paul Roszel, Richard R. Ivanovick and Keith Deck (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

“FOR” all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
Paul Roszel [  ]    Richard R. Ivanovick [  ]    Keith Deck [  ]

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:

Appointment of Independent Public Accountants, Hansen, Barnett & Maxwell as the Company’s public accountants for the coming year.

FOR [  ]    AGAINST [  ]

OTHER BUSINESS:

Such other business as may properly come before the meeting.

AUTHORITY GRANTED [  ]    AUTHORITY WITHHELD [  ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Number of Common Shares:__________________________	_____________________________________
Signature
_____________________________________
Joint Owner (if any)
Dated this ___ day of _______, 2005	_____________________________________
Printed name(s)/Capacity